UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2011

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On May 12, 2011, CMS Energy Corporation (“CMS Energy”) issued and sold $250,000,000 principal amount of its 2.75% Senior Notes due 2014 (the “Notes”), pursuant to a registration statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-153353) (the “CMS Energy Registration Statement”), a Preliminary Prospectus Supplement dated May 9, 2011 to Prospectus dated September 5, 2008, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated May 9, 2011 to Prospectus dated September 5, 2008 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes. CMS Energy intends to use the net proceeds from the offering for general corporate purposes, including the prepayment of outstanding loans under its Revolving Credit Agreement, dated as of March 31, 2011, with the Banks, as defined therein, and Barclays Bank PLC, as agent.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the CMS Energy Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated May 9, 2011 among CMS Energy and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Comerica Securities, Inc., Loop Capital Markets LLC, and MFR Securities, Inc. as underwriters.

4.1 Twenty-Seventh Supplemental Indenture dated as of May 12, 2011 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 2.75% Senior Notes due 2014 (included in Exhibit 4.1).

5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated May 12, 2011, regarding the legality of the Notes.

23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K for the Year Ended December 31, 2010 and as updated in CMS Energy’s Form 10-Q for the Quarter Ended March 31, 2011. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

May 12, 2011	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated May 9, 2011 among CMS Energy and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Comerica Securities, Inc., Loop Capital Markets LLC, and MFR Securities, Inc. as underwriters.
4.1	Twenty-Seventh Supplemental Indenture dated as of May 12, 2011 between CMS Energy and The Bank of New York Mellon, as Trustee.
5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated May 12, 2011, regarding the legality of the Notes.
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).